UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

     FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 10, 2008

BIG CAT ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-49870	61-1500382
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

     201 W. Lakeway
Suite 1000
Gillette, Wyoming 82718
(Address of principal executive offices and Zip Code)

(307) 685-3122
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐      (17 CFR 240.14d-2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
☐      (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

On November 10, 2008 we announced that after delays regarding water sampling issues, Yates Petroleum has prepared its first well in Northern Campbell County for installation of one of their ARID tools. Management expects the tool to be installed and operational within the next week. Pending results of this test well, Yates Petroleum plans to move forward with the installation of their additional (5) five ARID tools they have received permits for in this area.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits	Document Description

	99.1	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 10 day of November, 2008.

BIG CAT ENERGY
CORPORATION

BY: RICHARD G. STIFEL
Richard G. Stifel ,
Principal Accounting Officer and Principal Financial Officer